Acquisition of Richmond Mines Ltd. Acquisition of Richmond Mines Ltd.	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
Acquisition of Richmond Mines Ltd.

5.	ACQUISITION OF RICHMONT MINES INC.

On November 23, 2017, the Company completed a plan of arrangement whereby all of the issued and outstanding common shares of Richmont Mines Inc. ("Richmont") were exchanged on the basis of 1.385 Alamos common shares for each Richmont common share. Richmont owned and operated the Island Gold mine in Ontario, Canada.
The Company determined that the acquisition was a business combination in accordance with the definition in IFRS 3, Business Combinations, and as such has accounted for it in accordance with the standard, with Alamos being the accounting acquirer on November 23, 2017.
Upon closing of the Arrangement, Alamos issued 88,398,804 common shares pursuant to the Arrangement with a fair value of $615.3 million to the former Richmont shareholders.
During the year, the Company finalized the purchase price allocation, which did not result in any adjustment to the preliminary values allocated to the net assets acquired.
The following table summarizes the final fair value of the total consideration transferred from Alamos shareholders and the fair value of identified assets acquired and liabilities assumed:

Consideration transferred
Common shares issued	$615.3
Replacement of long-term incentive instruments	12.1
$627.4

Net assets acquired
Cash and cash equivalents	$46.2
Equity securities	11.7
Current assets, excluding cash and cash equivalents and equity securities	22.5
Mineral property, plant and equipment	774.3
Current liabilities	(21.2)
Long-term liabilities	(4.6)
Deferred income taxes	(201.5)
$627.4